                                                                    EXHIBIT 99.2

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

     I hereby consent to being named as a person about to become a director under the caption "Management" in the Prospectus constituting part of this Registration Statement on Form S-1 (File No. 333-56783) filed by Tropicana Products, Inc.



                                                  /s/ James E. Preston
                                                  -------------------------
                                                  James E. Preston

July 16, 1998